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                                                              Exhibit 23.3


      CONSENT OF SCHEINER, MISTER & GRANDIZIO, P.A., INDEPENDENT AUDITORS

We consent to the use of our reports dated October 1, 1997, January 20, 1997 and November 17, 1995, with respect to the financial statements of Clinical Associates, P.A. included in Amendment No. 4 to the Registration Statement (Form S-1, No. 333-26137) and related Prospectus of Physicians Quality Care, Inc. for the registration of 8,000,000 shares of its common stock.


Lutherville, MD

October 28, 1997